Annual Fund Operating Expenses - AST Investment Grade Bond Portfolio - No Share Class	Apr. 26, 2021
Operating Expenses:
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.77%
- Fee Waiver and/or Expense Reimbursement	(0.04%)
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	[1]

[1]	The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.